                                                                  EXHIBIT 10(44)

                                                                  EXECUTION COPY
================================================================================



                             AMENDMENT NUMBER ELEVEN
                                  AND AGREEMENT

                            DATED AS OF MARCH 2, 1999

                                        TO

                             AIRCRAFT LEASE AGREEMENT
                          DATED AS OF SEPTEMBER 30, 1992

                                     between

                           C.I.T. LEASING CORPORATION,
                                    as Lessor

                                       and

                                 TOWER AIR, INC.,
                                    as Lessee

                                   Concerning:

                           One Boeing 747-212B Aircraft
                       Four Pratt & Whitney JT9D-7J Engines

                          FAA Registration Number N6186
                        Manufacturer's Serial Number 21439


================================================================================

                      AMENDMENT NUMBER ELEVEN AND AGREEMENT
                           TO AIRCRAFT LEASE AGREEMENT

    THIS AMENDMENT NUMBER ELEVEN AND AGREEMENT dated as of March 2, 1999 (this "Amendment Number Eleven") to the AIRCRAFT LEASE AGREEMENT dated as of September 30, 1992, as amended, is entered into between C.I.T. LEASING CORPORATION, a Delaware corporation ("Lessor"), and TOWER AIR, INC., a Delaware corporation ("Lessee").

                               W I T N E S S E T H:
                               - - - - - - - - - -

    WHEREAS, Lessor and Lessee are parties to: (i) that certain Aircraft Lease Agreement dated as of September 30, 1992, as supplemented by the Lease Supplement, dated October 9, 1992, which documents were recorded as one instrument by the Federal Aviation Administration ("FAA") on October 19, 1992 as Conveyance No. H80322; (ii) that certain Amendment Number One and Agreement to Aircraft Lease Agreement dated as of August 31, 1994 (the "First Amendment"),
                                                           ---------------
which document was recorded by the FAA on October 13, 1994 as Conveyance No. NN007219; (iii) a letter agreement dated October 31, 1994 ("Letter Agreement
                                                            ----------------
One"), pursuant to which the parties agreed to extend the Term of the Lease from
---
and including November 1, 1994 to and including November 7, 1994; (iv) a letter agreement dated November 18, 1994 ("Letter Agreement Two"), pursuant to which
                                    --------------------
the parties agreed to extend the Term of the Lease from and including November 1, 1994 to and including January 15, 1995; (v) that certain Amendment Number Two and Agreement to Aircraft Lease Agreement dated as of January 15, 1995 (the "Second Amendment"), which document was recorded by the FAA on March 30, 1995 as
 ----------------
Conveyance No. YY011160; (vi) that certain Amendment Number Three and Agreement to Aircraft Lease Agreement dated as of May 15, 1995 (the "Third Amendment"),
                                                           ---------------
which document was recorded by the FAA on June 27, 1995 as Conveyance No. NN008961; (vii) that certain Amendment Number Four and Agreement to Aircraft Lease Agreement dated as of February 28, 1996 (the "Fourth Amendment"), which
                                                    ----------------
document was recorded by the FAA on July 29, 1996 as Conveyance No. HH012382;
(viii) a letter agreement dated September 12, 1996 ("Letter Agreement Three"), pursuant to which Lessor was granted an early termination option; (ix) that certain Amendment Number Five and Agreement to Aircraft Lease Agreement dated as of March 6, 1997 (the "Fifth Amendment"), which document was recorded by the FAA
                       ---------------
on May 12, 1997 as Conveyance No. YY018500; (x) a letter agreement dated June 24, 1997 ("Letter Agreement Four") pursuant to which the parties reached
           ---------------------
agreement with respect to modification of certain terms and conditions of the Lease; (xi) that certain Amendment Number Six and Agreement to Aircraft Lease Agreement dated as of August 29, 1997 (the "Sixth Amendment"), which document
                                            ---------------
was recorded by the FAA on March 9, 1998 as Conveyance No.JJ25276; (xii) a letter agreement dated November 26, 1997 ("Letter Agreement Five") pursuant to
                                           ---------------------
which the parties reached agreement with respect to modification of certain terms and conditions of the Lease, (xiii) that certain Amendment Number Seven and Agreement to Aircraft Lease Agreement dated as of December 31, 1997 (the "Seventh Amendment"), which document was recorded by the FAA on May 4, 1998 as
 -----------------
Conveyance No. S103867; (xiv) that certain Amendment Number Eight and Agreement to Aircraft Lease Agreement dated as of January 30, 1998 (the "Eighth
                                                               ------
Amendment"), which document was recorded by the FAA on October 15, 1998 as
---------
Conveyance No. HH020271; (xv) that certain Amendment Number Nine and

Agreement to Aircraft Lease Agreement dated as of April 20, 1998 (the "Ninth
                                                                       -----
Amendment"), which document was filed with the FAA on January 26, 1999 but has
---------
not yet been recorded, and a copy of which is attached hereto as Exhibit B; and
(xvi) that certain Amendment Number Ten and Agreement to Aircraft Lease Agreement dated as of July 15, 1998 (the "Tenth Amendment"), which document has
                                          ---------------
not been filed for recording with FAA, and a copy of which document is attached hereto as Exhibit C (such Aircraft Lease Agreement, as heretofore amended, modified and supplemented, hereinafter referred to as the "Lease"); and

   WHEREAS, Lessor and Lessee desire to amend the Lease (i) to adjust the Term of the Lease and the amounts of Basic Rent and Maintenance Reserves to be paid by Lessee and (ii) to grant to Lessee an option to purchase the Aircraft, as more particularly set forth below.

   NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Lessor and Lessee hereby agree as follows:

   SECTION 1. Definitions. Capitalized terms used herein without definition
              -----------
shall have the respective meanings set forth in the Lease.

   SECTION 2.  Amendments to Lease.
               -------------------

   (a)  Amendments to Definitions.  Article 1 of the Lease shall be amended by
        -------------------------
amending and restating certain defined terms set forth therein, as follows:

        "Basic Rent" shall mean the amounts determined pursuant to Exhibit A to
         ----------
    Amendment Number Eleven and, to the extent applicable, Exhibit A to Amendment Number Ten.

        "Rent Payment Date" shall mean the date(s) of each month during the Term
         -----------------
    (as amended by Amendment Number Eleven) on which a payment of Basic Rent is due and payable as determined pursuant to Section 3.1 of this Lease, Exhibit A to Amendment Number Eleven and, to the extent applicable, Exhibit A to Amendment Number Ten.

and by adding the following new definitions thereto:

        "Amendment Number Eleven" shall mean Amendment Number Eleven and
         -----------------------
    Agreement dated as of March 2, 1999 between Lessor and Lessee.

        "Purchase Price" shall have the meaning given such term in Section 3.4
         --------------
    hereof.

   (b)  Amendments to Article 3.  (i) Section 3.1 of the Lease shall be amended
        -----------------------
and restated as follows:

        "3.1. Basic Rent.  From and after the Rent Payment Date occurring on
              ----------
    March 1, 1999, on each Rent Payment Date, Lessee shall pay to Lessor the Basic Rent payable in accordance with Exhibit A to Amendment Number Eleven (and, to the extent applicable, Exhibit A to Amendment Number Ten)."

    (ii) The first sentence of Section 3.2 of the Lease shall be amended and restated as follows:

    "Lessee shall pay to Lessor the Maintenance Reserves pursuant to the terms of Section 5.7 and Exhibit A to the Amendment (or, to the extent applicable, Exhibit A to Amendment Number Ten)."

    (iii) Section 3.3 of the Lease shall be amended and restated as follows:

             "3.3. Term.  Except as otherwise provided for herein, the Aircraft
                   ----
    shall be leased to Lessee hereunder for a term of eleven (11) years and seven and 1/2 (7.5) months commencing on the Commencement Date (or a term of ninety (90) months commencing on March 1, 1999) and ending at 3:00 p.m., New York City time, on September 1, 2006 (the "Term"). At the expiration or
                                               ----
    earlier termination of the Term, unless Lessee shall have purchased the Aircraft pursuant to Section 3.5 hereof, Lessee shall return the Aircraft and the Aircraft Documents to Lessor in full compliance with the provisions of this Lease, including, without limitation, the provisions of Section 16 and Exhibit B hereof."

    (iv) A new Section 3.5 shall be added to the Lease as follows:

             "3.5.  Purchase Option. Lessee shall have the option, upon at least
                    ---------------
    210 days' and not more than 365 days' irrevocable prior written notice to Lessor, to purchase the Aircraft on the last Business Day of the Term for a purchase price equal to Five Hundred Thousand Dollars ($500,000) (the "Purchase Price"); provided that, on such last Business Day of the Term, no Default or Event of Default shall have occurred and be continuing hereunder. Upon payment to Lessor in immediately available funds of the full amount of the Purchase Price and payment of any other amounts then due hereunder (including all Rent and all costs and expenses of Lessor in connection with such purchase), Lessor will transfer to Lessee, without recourse or warranty (except as to Lessor's title to the Aircraft and the absence of Liens thereon resulting from Lessor's own acts or from claims against Lessor not to be paid or indemnified against by Lessee hereunder), all right, title and interest of Lessor in and to the Aircraft. At the time of such transfer, the Aircraft will be located in such jurisdiction as may be mutually agreed by Lessee and Lessor."

    (c) Amendments to Article 5.  (i) Section 5.3 of the Lease shall be amended
        -----------------------
by deleting the parenthetical phrase "(except as provided in paragraph 1(a) of Exhibit A to the Amendment)" in the third sentence thereof.

    (ii) Section 5.5 of the Lease shall be amended and restated as follows:

             "5.5.  Maintenance.  Lessee, at its own expense, shall cause the
                    -----------
    Items of Equipment to be serviced, repaired, overhauled, tested and maintained promptly and without delay and in compliance with all applicable Federal Aviation Regulations, including, but not limited to, Part 121 thereof (i) by personnel in accordance with FAA requirements, (ii) in accordance with an FAA-approved Boeing 747 maintenance program and the operations and maintenance manuals of the manufacturers thereof (including, without limitation, an FAA-approved or manufacturer's recommended program for the prevention and treatment of corrosion), (iii) so as to keep such Item at all times in as good operating condition and appearance as when delivered to Lessee hereunder, ordinary wear and tear excepted, (iv) so as to keep such Item at all times in such operating condition as may be necessary to cause the airworthiness certificate of such Item to be maintained in good standing at all times under the applicable rules and regulations of the Aeronautics Authority and (v) so as to keep the Aircraft and such Items at all times airworthy and fit for scheduled commercial passenger service (or, in the event the Aircraft has been converted pursuant to Section 5.3 hereof, commercial cargo service) in the United States and each other jurisdiction in which Lessee will operate the Aircraft. Without limitation of the foregoing, Lessee shall cause, at its expense, all maintenance Checks to be performed on the Aircraft as they become due, with no fleet discrimination toward the Aircraft. Any damage, defects or corrosion discovered during any Check shall be repaired or treated at the sole expense of Lessee. Lessee shall provide Lessor with ten (10) days prior notice of scheduled Checks. Lessor shall have the right to have representatives present during such Checks who shall coordinate with Lessee's representatives as to the work being performed during such Checks. Lessee, at its own expense, shall furnish Lessor upon return of the Aircraft and at such times during the Term as Lessor shall reasonably request, copies of all records maintained under this Section 5.5 with a certificate signed by an officer of Lessee affirming that all the maintenance work represented by such records was performed by a then certified FAA repair station or a
    Part 121 air carrier approved to maintain Boeing 747 type aircraft or a certificate affirming that the maintenance work represented by such records was performed in accordance with FAA requirements. Lessee, at its own expense, shall also maintain (in the English language) all records, logs and other materials required by the Aeronautics Authority to be maintained in respect of each Item of Equipment, and promptly furnish to Lessor upon Lessor's request such information as may be required to enable Lessor to file any reports required to be filed with any Governmental Authority because of Lessor's ownership of the Aircraft."

    (iii) Section 5.7 of the Lease shall be amended and restated as follows:

             "5.7 Maintenance Reserves.  Lessee agrees to pay to Lessor
                  --------------------
    Maintenance Reserves with respect to the Aircraft during the Term of this Lease in accordance with Exhibit A to the Amendment (or, to the extent applicable, Exhibit B to Amendment Number Seven and/or Exhibit A to Amendment Number Ten); provided, however, that Lessee shall not be obligated
                           --------  -------
    to pay to Lessor Maintenance Reserves (other than

    Maintenance Reserves which are payable pursuant to Exhibit A to Amendment Number Ten) in respect of the portion of the Term from and after February 26, 1999, including Maintenance Reserves which have accrued to and including the Rent Period ending on February 28, 1999, and, from and after February 26, 1999, Lessor shall not be obligated to pay to Lessee or any third party
    (i) any Airframe Reimbursable Expenses, Engine Reimbursable Expenses, Landing Gear Reimbursable Expenses or APU Reimbursable Expenses, or (ii) any Excess Amount (as such term is defined in Exhibit F hereto or Exhibit A to the Amendment, as amended), including, in each case, any such expenses or amounts which have been incurred or which have accrued either prior to or after February 26, 1999, and, other than as expressly set forth herein, from and after February 26, 1999, the terms of Exhibit F hereto and Exhibit A to the Amendment shall be of no further force or effect. All Maintenance Reserves shall be applied in accordance with Exhibit A to the Amendment (as amended); provided, however, that, notwithstanding the provisions of such Exhibit A to the contrary, any amounts held by Lessor on February 26, 1999 in any Maintenance Reserve shall be applied to pay any outstanding Engine Reimbursable Expenses submitted by Lessee to Lessor for approval and payment on or prior to such date in respect of the Engine bearing manufacturer's serial number 685860 and all excess amounts, if any, remaining in the Maintenance Reserves after payment of such Engine Reimbursable Expenses shall be applied by Lessor on such date to the payment of any Basic Rent and/or Supplemental Rent which is due and payable by Lessee under the Lease on or prior to March 1, 1999. All excess amounts, if any, remaining in the Maintenance Reserves after payment of any amounts of Rent that are due and owing to Lessor on or prior to March 1, 1999 shall, as long as no Default or Event of Default has occurred and is continuing, be paid to Lessee on February 26, 1999, provided that if, at the time of payment of such amounts, a Default or an Event of Default shall have occurred and be continuing hereunder, all such amounts shall be held by, or on behalf of, Lessor as security for the obligations of Lessee hereunder, and at Lessor's option, applied by Lessor toward payment of any of Lessee's obligations hereunder. At such time as there shall not be continuing any such Default or Event of Default hereunder, such amounts, to the extent not previously applied, shall be paid to Lessee."

    (iv) Section 5.8 of the Lease shall be amended and restated as follows:

             "5.8. Application of Certain Maintenance Reserves.  Any Maintenance
                   -------------------------------------------
    Reserves that are due and payable pursuant to Exhibit A to Amendment Number Ten shall be paid by Lessee to Lessor in accordance with the terms of such Amendment Number Ten. Upon payment thereof to Lessor, all such Maintenance Reserves shall be retained by Lessor as Supplemental Rent."

     (v) Section 5.9 of the Lease shall be of no further force and effect in respect of each Rent Period and each Prior Period occurring from and after February 26, 1999 during the Term.

     (vi) The fifth sentence of Section 5.10 of the Lease shall be amended and restated as follows:

    "Basic Rent shall be payable by Lessee during the CRAF Activation Period and the CRAF Extension Period in accordance with Exhibit A to Amendment Number Eleven."

and the eighth sentence of Section 5.10 of the Lease shall be amended and restated as follows:

    "All other terms and provisions of this Lease shall continue in full force and effect during any such CRAF Activation Period and CRAF Extension Period and until such time as Lessee has discharged all its obligations under this Lease, including, but not limited to, the return of the Aircraft in compliance with the terms of this Lease."

     (d) Amendments to Section 9.3.  Section 9.3 of the Lease shall be amended
         -------------------------
and restated as follows:

             "9.3.  Alterations, Modifications and Additions.  Except as
                    ----------------------------------------
    required below or by Section 5.5 hereof, Lessee shall not make any alteration, modification or addition to the Airframe or any of the Engines without the prior written consent of Lessor. Lessee will, at Lessee's sole cost and expense, make such alterations, modifications and additions to the Airframe, Engines and Parts as may be required from time to time to meet the applicable mandatory service bulletins of the manufacturer and to accomplish all Airworthiness Directives which require compliance during the Term of this Lease. Title to all accessories, equipment, devices, improvements, modifications, alterations and additions affixed or installed pursuant to this Section 9.3 shall without further act vest in Lessor and shall be deemed to constitute a part of the Aircraft and be subject to this Lease."

    (e) Amendments to Exhibit B.  (i) Paragraph (13) of Exhibit B to the Lease
        -----------------------
shall be amended by adding the following sentence at the end of such Paragraph:

    "Each Engine shall have a maximum of 5,000 Flight Hours and 1,000 Cycles accumulated since its most recent Engine restoration shop visit."

     (ii) Paragraph (14) of Exhibit B to the Lease shall be amended and restated as follows:

             "(14) All Time Controlled Parts, including, without limitation, Time Controlled Parts which are categorized as "C" Check and "D" Check tasks pursuant to Lessee's FAA-approved maintenance program, and Landing Gear shall have a minimum of fifty percent (50%) remaining of the allowable time between overhauls, and a minimum of fifty percent (50%) remaining of the total allowable life in the case of life limited Parts (excluding Engine life limited Parts)."

     (iii) Paragraph (15) of Exhibit B to the Lease shall be amended by adding the following sentence at the end of such Paragraph:

    "The APU shall have been overhauled not more than one (1) calendar year prior to the Expiration Date."

    (iv) Paragraph 20 of Exhibit B to the Lease shall be amended and restated as follows:

             "(20) Upon the expiration or termination of the Lease, the Aircraft shall have completed a "C" Check (or its equivalent) immediately prior to return of the Aircraft in accordance with Lessee's FAA-approved maintenance program, including such structural inspection in accordance with the "Structural Maintenance Planning Document", which is normally part of the "C" Check, with all discrepancies permanently repaired. During the performance of such "C" Check, Lessor shall be entitled to have representatives present in order to inspect the Aircraft and to verify that the condition of the Aircraft complies with the requirements set forth herein. Lessee shall give Lessor not less than ten (10) days' prior written notice of the commencement date of such "C" Check."

     SECTION 3.  Maintenance Reserves Allocation.  In accordance with the
                 -------------------------------
amendments to the Lease set forth in this Amendment Number Eleven, Lessor and Lessee agree as follows:

     (a) On February 19, 1999, at the request of Lessee, Lessor paid $2,119,000 from Maintenance Reserves to Lufthansa Airmotive Ireland Limited in respect of Engine Reimbursable Expenses for the Engine bearing manufacturer's serial no. 685860.

     (b) As of February 26, 1999, $1,495,948.89 in the aggregate remained in the Maintenance Reserves held by Lessor after deduction from Maintenance Reserves of the amount of $2,119,000 described above, and no other Airframe Reimbursable Expenses, Engine Reimbursable Expenses, Landing Gear Reimbursable Expenses or APU Reimbursable Expenses had been submitted by Lessee to Lessor for approval and payment which remained unpaid.

     (c) As of February 26, 1999, the aggregate amount of $600,000, consisting of (i) Basic Rent in the amount of $300,000 which was due and payable by Lessee under the Lease on January 1, 1999 and (ii) Basic Rent in the amount of $300,000 which was due and payable by Lessee under the Lease on February 1, 1999, was due and owing to Lessor under the Lease.

     (d) As of March 1, 1999, the aggregate amount of $791,973.60, consisting of
(i) Basic Rent in the amount of $380,000 and (ii) $411,973.60 payable pursuant to Exhibit A to Amendment Number Ten, would be due and payable by Lessee to Lessor under the Lease (assuming for purposes of clause (i) that Section 2(b)(i) hereof has become effective).

     (e) On February 26, 1999, from the Maintenance Reserves amount of $1,495,948.89 Lessor shall have deducted and retained, as Basic Rent or Supplemental Rent, as the case may be, the aggregate amount of $1,391,973.60 and shall have remitted the remaining balance of the Maintenance Reserves in the amount of $103,975.29 to Lessee by wire transfer of immediately available funds to the account of Tower Air, Inc., Account No.: 080-022-162, at The Chase Manhattan Bank, 6509 Bay Parkway, Brooklyn, New York, ABA No.: 021-000-021. Lessor and Lessee hereby ratify, confirm and approve all such actions which were effected on February 26, 1999. Lessor agrees to hold in escrow pending the effectiveness of Section 2(b)(i) hereof the amount of $80,000 constituting the excess of the Basic Rent that would be owed by Lessee to Lessor on March 1, 1999 upon the effectiveness of such Section 2(b)(i) over the Basic Rent that is owed by Lessee to Lessor on March 1, 1999 without taking into account such Section 2(b)(i). Upon the effectiveness of such Section 2(b)(i), such amount shall be automatically deemed released from escrow and may be retained by Lessor.

    SECTION 4.  Miscellaneous.
                -------------

    (a)  Lessee's Representations and Warranties. On and as of the applicable
         ---------------------------------------
effective date(s) described in Section 4(h) hereof, Lessee hereby represents and warrants to Lessor each of the following:

    (i) the execution, delivery and performance by Lessee of this Amendment Number Eleven have been duly authorized by all necessary corporate action and, when executed and delivered, this Amendment Number Eleven will constitute the legal, valid and binding and enforceable obligation of Lessee except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the rights of creditors generally; (ii) the representations and warranties of Lessee contained in
Section 4.2 of the Lease are true and correct on and as of such date(s) as though made on and as of such date(s) (except, with respect to the representation set forth in Section 4.2(f) thereof, as provided in the letter dated February 24, 1999 of Hewes, Gelband, Lambert & Dann, P.C. addressed to Lessor), and all authorizations and approvals of, giving of notice to, and filings and recordings with, all regulatory bodies and authorities which may be conditions to the validity or enforceability of this Amendment Number Eleven or Lessee's performance of the terms hereof have been duly accomplished; and (iii) no Default or Event of Default has occurred and is continuing under the Lease, as amended hereby.

    (b)  Further Assurances. Each of Lessor and Lessee hereby agrees from time
         ------------------
to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by the other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purposes of this Amendment Number Eleven, including, without limitation, to effect the filings contemplated by Section 4(h)(ii) hereof.

(c)  Counterparts.  This Amendment Number Eleven may be executed in any number
     ------------
of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Amendment Number Eleven constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Amendment Number Eleven may be created through the transfer or possession of any counterpart other than the counterpart which has been marked "Original" on the signature page thereof.

    (d)  Lease to Continue in Full Force and Effect. Except as otherwise
         ------------------------------------------
expressly modified herein, the Lease, as heretofore amended, modified and supplemented, remains unchanged and is in full force and effect. All references in the Lease to "this Lease", "this Amended and Restated Lease", "hereto", "hereof", "hereunder" or words of like import referring to the Lease shall mean the Lease as amended by the Amendment, Letter Agreement One, Letter Agreement Two, Amendment Number Two, Amendment Number Three, Amendment Number Four, Letter Agreement Three, Amendment Number Five, Letter Agreement Four, Amendment Number Six, Letter Agreement Five, Amendment Number Seven, Amendment Number Eight, Amendment Number Nine, Amendment Number Ten and this Amendment Number Eleven.

    (e)  Headings.  The headings of the sections and paragraphs of this
         --------
Amendment Number Eleven have been inserted for convenience of reference only and shall in no way affect or otherwise modify any of the terms and provisions hereof.

    (f)  Transaction Costs.  Each of Lessor and Lessee agrees to pay its own
         -----------------
costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment Number Eleven and any other documents delivered in connection herewith, including without limitation, the fees, expenses and disbursements of its legal counsel.

    (g)  GOVERNING LAW.  THIS AMENDMENT NUMBER ELEVEN SHALL BE GOVERNED BY, AND
         -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

    (h)  Effectiveness of Amendments and Agreements.  Notwithstanding the date
         ------------------------------------------
of this Amendment Number Eleven or any other provision herein to the contrary, the amendments and other agreements described herein shall become effective and shall be deemed effective as follows:

    (i) each of the agreements set forth in Section 3 hereof shall become and be deemed effective on and as of February 26, 1999; and

    (ii) each of the amendments set forth in Section 2 hereof shall become effective upon the later to occur of (A) March 2, 1999 and (B) the due filing with the FAA of fully executed counterparts of this Amendment Number Eleven and an Aircraft Registration Application on AC Form 8050-1 executed by Lessee in respect of the Aircraft, and, upon such effectiveness, shall be deemed to be effective as of the respective dates and for the respective periods during the Term expressly provided in such amendments, or if no such dates or periods are expressly provided, then such amendments shall be deemed to be effective as of the effective date specified in this clause (ii).

    (i)  Taxes.  Lessor and Lessee agree that, notwithstanding clause (iii) of
         -----
Section 10.1 of the Lease or any other provision to the contrary, Lessee's indemnification obligations under Article 10 of the Lease shall apply to the transactions contemplated by this Amendment Number Eleven.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Eleven to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                        C.I.T. LEASING CORPORATION


                                        By: /s/ Leo Sheer
                                           -------------------------
                                        Title: Senior Vice President
                                              ----------------------


                                        TOWER AIR, INC.


                                        By: /s/ Morris K. Nachtomi
                                           -------------------------
                                        Title: Chairman/CEO
                                              ----------------------